UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

HOMOLOGY MEDICINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38433	47-3468154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Patriots Park Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)

(781) 301-7277

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FIXX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously announced, on November 16, 2023, Homology Medicines, Inc. (“Homology”), Kenobi Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Homology (“Merger Sub”), and Q32 Bio Inc., a Delaware corporation (“Q32”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Q32, with Q32 continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”). On February 14, 2024, Homology filed a prospectus and definitive proxy statement (the “Proxy Statement/Prospectus”) with the U.S. Securities and Exchange Commission (the “SEC”) relating to the special meeting of Homology’s stockholders to approve certain matters related to the Merger, which will be held on March 15, 2024.

On February 22, 2024, a purported Homology stockholder filed a complaint in the United States District Court for the District of Delaware against Homology and the members of its Board, captioned Welsh v. Homology Medicines, Inc., No. 1:24-cv-00242 (D. Del.) (the “Complaint”).

The Complaint asserts claims against all defendants under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-9 promulgated thereunder for omitting or misrepresenting material information from Homology’s Proxy Statement/Prospectus and against the individual defendants under Section 20(a) of the Exchange Act for alleged “control person” liability with respect to such alleged omissions and misrepresentations. The allegations in the Complaint include that the Proxy Statement/Prospectus omitted material information and the Complaint seeks damages in an unspecified amount.

In addition, as of the date of this Current Report on Form 8-K, twelve other purported Homology stockholders sent letters to those noted in the above-referenced Complaint alleging similar deficiencies in Homology’s Proxy Statement/Prospectus (collectively, the “Demand Letters”).

Homology believes that the Proxy Statement/Prospectus complies fully with all applicable law and that the allegations in the Complaint and the Demand Letters are without merit. Additional lawsuits arising out of the Merger may be filed in the future. No assurances can be made as to the outcome of such lawsuits, the Complaint or the Demand Letters.

Supplemental Proxy Statement Disclosure

Homology does not believe, with respect to the Complaint or Demand Letters, that supplemental disclosures are required or necessary under applicable laws or that any information contained herein is material. However, solely to moot the unmeritorious disclosure claims and minimize the risk, costs, burden, nuisance and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Homology is electing to make the supplemental disclosures to the Proxy Statement/Prospectus set forth below in response to the Complaint and Demand Letters. These supplemental disclosures should be read in conjunction with, and incorporated by reference into, the Proxy Statement/Prospectus. Homology denies the allegations in the Complaint and Demand Letters, and denies any violation of law. Homology believes that the Proxy Statement/Prospectus disclosed all material information required to be disclosed therein, and denies that the supplemental disclosures are material or are otherwise required to be disclosed. Nothing in the supplemental disclosures should be deemed an admission of the legal necessity or materiality of any supplemental disclosures under applicable laws.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS

This supplemental information should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. Page references in the below disclosures are to the pages in the Proxy Statement/Prospectus, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, Homology makes the following amended and supplemental disclosures. For clarity, new text within the amended or amended and restated portions of the Proxy Statement/Prospectus is highlighted with bold, underlined text, and deleted text is denoted with a strikethrough.

The first full paragraph on Page 35 under “Stockholders could file lawsuits relating to the merger” is hereby amended and supplemented as follows:

As of the date of this proxy statement / prospectus, there ~~are no~~ is one pending lawsuit challenging the Merger captioned Welsh v. Homology Medicines, Inc., No. 1:24-cv-00242 (D. Del.). ~~However,~~ Other potential plaintiffs have sent demand letters and may file additional lawsuits challenging the Merger. The outcome of the Welsh lawsuit and any future litigation is uncertain. Such litigation, if not resolved, could prevent or delay consummation of the Merger and result in substantial costs to Homology, Q32, or the combined company, including any costs associated with the indemnification of directors and officers. One of the closing conditions is the absence of any order or legal requirement that restrains, enjoins, or otherwise prevents the consummation of the Merger. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Merger on the agreed-upon terms, then such injunction may prevent the Merger from being consummated, or from being consummated within the expected time frame.

The second sentence of the third full paragraph on Page 173 under “The Merger – Opinion of Homology’s Financial Advisor – Financial Analyses – Selected Publicly Traded Companies Analysis” is hereby amended and supplemented as follows:

TD Cowen then selected a ~~the observed~~ range of enterprise values ~~(rounded) derived from the selected companies~~ of $15 million to $360 million for Q32 utilizing the observed 25th percentile and 75th percentile estimated enterprise values (rounded) derived from the selected companies.

The first sentence of the fourth full paragraph on Page 173 under the heading captioned “The Merger – Opinion of Homology’s Financial Advisor – Financial Analyses – Selected Publicly Traded Companies Analysis” is hereby amended and supplemented as follows:

Although the selected companies were used for comparison purposes, none of those companies is directly comparable to Q32 nor, except as otherwise disclosed, were individual enterprise values derived from the selected companies independently determinative of the results of such analyses.

The first sentence of the paragraph at the bottom of Page 173 under “The Merger – Opinion of Homology’s Financial Advisor – Financial Analyses – Discounted Cash Flow Analysis” is hereby amended and supplemented as follows:

TD Cowen performed a discounted cash flow analysis of Q32 by calculating the estimated present value of the standalone unlevered, after-tax free cash flows that Q32 was forecasted to generate during the fiscal years ending December 31, 2024 through December 31, 2050 to capture Q32’s cash flows through profitability and loss of regulatory and patent exclusivity based on the Q32 forecasts (inclusive of the impact of Q32’s potential net operating loss ~~carryforwards~~ balance as of December 31, 2023 per the management of Q32 and probability-adjusted by the management of Homology to reflect potential risks associated with the clinical development of Q32’s products).

The second full sentence of the carryover paragraph at the top of Page 174 under “The Merger – Opinion of Homology’s Financial Advisor – Financial Analyses – Discounted Cash Flow Analysis” is hereby amended and supplemented as follows:

TD Cowen calculated implied terminal values for Q32 by applying to Q32’s estimated unlevered, after-tax free cash flows for the fiscal year ending December 31, 2050 a perpetuity growth rate of (33)% selected based on TD Cowen’s professional judgment and a selected range of probability of success rates of 15% to 30% per the management of Homology.

The third full sentence of the carryover paragraph at the top of Page 174 under “The Merger – Opinion of Homology’s Financial Advisor – Financial Analyses – Discounted Cash Flow Analysis” is hereby amended and supplemented as follows:

The present values of the cash flows and terminal values were then calculated using a selected range of discount rates of 14% to 17% derived from a weighted average cost of capital calculation.

The last full paragraph on Page 310 under “Legal Proceedings” is hereby amended and supplemented as follows:

On March 25, 2022, a stockholder of Homology, Michael C. Pizzuto, filed a putative class action complaint alleging violations of Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, as amended, against Homology and certain of its executives. Pizzuto v. Homology Medicines, Inc., No. 2:22– CV – 01968 (C.D. Cal 2022). The complaint alleges that Homology failed to disclose certain information regarding efficacy and safety in connection with a Phase I/II HMI-102 clinical trial, and seeks damages in an unspecified amount. The case is in its early stages. Homology believes the claims alleged lack merit and has filed a motion to transfer venue (filed September 2, 2022) and a motion to dismiss (filed October 17, 2022). On April 18, 2023, the court granted the motion to transfer, finding that venue was not proper in the Central District of California and transferring the case to the District of Massachusetts. Following the transfer, the case number changed to 1:23-cv-10858-AK (D. Mass.). On May 9, 2023, the Massachusetts court issued an order permitting the parties to submit updated briefs in connection with the motion to dismiss, which were submitted on June 8, 2023, July 13, 2023, and August 3, 2023. ~~The motion to dismiss remains pending.~~ On March 4, 2024, the Massachusetts court held oral argument on the Company’s motion to dismiss, which remains pending. As the outcome is not presently determinable, any loss is neither probable nor reasonably estimable.

On February 22, 2024, a purported stockholder of the Company, Kevin Welsh, filed a putative class action complaint against the Company and its directors related to the Company’s proposed Merger with Q32, alleging violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended. Welsh v. Homology Medicines, Inc., No. 1:24-cv-00242 (D. Del.). The complaint alleges that the Company and its directors filed a proxy statement containing material omissions and seeks damages in an unspecified amount. The case is in its early stages. The Company believes the claims alleged lack merit. As the outcome is not presently determinable, any loss is neither probable nor reasonably estimable.

Important Information about the Merger and Where to Find It

This Current Report relates to a proposed transaction between Homology and Q32. In connection with the proposed transaction, Homology filed a registration statement on Form S-4 that includes a proxy statement of Homology and constitutes a prospectus with respect to shares of Homology’s common stock to be issued in the proposed transaction. Homology may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement/Prospectus or any other document which Homology may file with the SEC. INVESTORS, Q32 STOCKHOLDERS AND HOMOLOGY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED BY HOMOLOGY WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors, Q32 stockholders and Homology stockholders may obtain free copies of the Proxy Statement/Prospectus and other documents containing important information about Homology, Q32 and the proposed transaction that are or will be filed with the SEC by Homology through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Homology will also be available free of charge on Homology’s website at https://investors.homologymedicines.com/financial-information/sec-filings or by contacting Homology’s investor relations department by email at IR@homologymedicines.com.

Participants in the Solicitation

Homology, Q32 and certain of their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Homology stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Homology’s stockholders in connection with the proposed transaction is set forth in Homology’s proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023 and the Proxy Statement/Prospectus included in the registration statement on Form S-4 initially filed with the SEC on December 18, 2023, and any amendments thereto as filed with the SEC. Investors and security holders of Q32 and Homology are urged to read the Proxy Statement/Prospectus and other relevant documents that will be filed with the SEC by Homology carefully and in their entirety because they contain important information about the proposed transaction. Investors and security holders may obtain free copies of the Proxy Statement/Prospectus and other documents containing important information about Q32 and Homology through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Homology can be obtained free of charge by directing a written request to Homology Medicines, Inc., One Patriots Park, Bedford, MA 01730.

No Offer or Solicitation

This Current Report is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction involving Homology and Q32, including the conditions to, and timing of, closing of the proposed transaction, the location and management of the combined company, the percentage ownership of the combined company, and the parties’ ability to consummate the proposed transaction and private placement financing, including the intended use of net proceeds from the private placement financing and the expected timing of closing and completion of the private placement financing, the composition of the Board of Directors of the combined company, the expected issuance of the contingent value right (the “CVR”) and the contingent payments contemplated by the CVR, the combined company’s expected cash and the sufficiency of the combined company’s cash, cash equivalents and short-term investments to fund operations into mid-2026, the listing of the combined company’s shares on Nasdaq, the expectations surrounding the potential, safety, efficacy, and regulatory and clinical progress of Q32’s product candidates, including bempikibart and ADX-097, and anticipated milestones and timing, among others. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely or at all obtain stockholder approval for the proposed transaction or the failure to timely or at all obtain any required regulatory clearances; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Homology and Q32 to consummate the proposed transaction; (iii) the ability of Homology and Q32 to integrate their businesses successfully and to achieve anticipated synergies; (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the combined company’s operations, and the anticipated tax treatment of the combination; (v) potential litigation relating to the proposed transaction that could be instituted against Homology, Q32 or their respective directors; (vi) possible disruptions from the proposed transaction that could harm Homology’s and/or Q32’s respective businesses; (vii) the ability of Homology and Q32 to retain, attract and hire key personnel; (viii) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Homology’s or Q32’s financial performance; (x) certain restrictions during the pendency of the proposed transaction that may impact Homology’s or Q32’s ability to pursue certain business opportunities or strategic transactions; (xi) the combined company’s need for additional funding, which may not be available; (xii) failure to identify additional product candidates and develop or commercialize marketable products; (xiii) the early stage of the combined company’s development efforts; (xiv) potential unforeseen events during clinical trials could cause delays or other adverse consequences; (xv) risks relating to the regulatory approval process; (xvi) interim, topline and preliminary data may change as more patient data become available, and are subject to audit and verification procedures that could result in material changes in the final data; (xvii) Q32’s product candidates may cause serious adverse side effects; (xviii) inability to maintain our collaborations, or the failure of these collaborations; (xix) the combined company’s reliance on third parties, including for the manufacture of materials for our research programs, preclinical and clinical studies; (xx) failure to obtain U.S. or international marketing approval; (xxi) ongoing regulatory obligations; (xxii) effects of significant competition; (xxiii) unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; (xxiv) product liability lawsuits; (xxv) securities class action litigation; (xxvi) the impact of the COVID-19 pandemic and general economic conditions on our business and operations, including the combined company’s preclinical studies and clinical trials; (xxvii) the possibility of system failures or security breaches; (xxviii) risks relating to intellectual property; (xxix) significant costs incurred as a result of operating as a public company; (xxx) whether the Company will meet the Minimum Bid Price Requirement during any compliance period or otherwise in the future, whether the Company will otherwise continue to meet the Nasdaq listing standards and whether the Company would be successful in any Nasdaq appeal process and (xxxi) such other factors as are set forth in Homology’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in Homology’s Form 10-Q for the period ended September 30, 2023 and the registration statement on Form S-4 filed by Homology with the SEC. Homology can give no assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, Homology undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMOLOGY MEDICINES, INC.

Date: March 11, 2024	By:	/s/ Paul G. Alloway, Ph.D.
	Name:	Paul G. Alloway, Ph.D.
	Title:	President, Chief Operating Officer and Secretary